SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 21, 2003
--------------------------------------------------------------------------------


                        (Date of earliest event reported)



                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                    23-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania             19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

   On October 21, 2003 Progress Financial Corporation reported third quarter net income of $2.4 million, or diluted earnings of $.33 per share. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

     On October 21, 2003, Progress Financial Corporation released the cash dividend press release for the third quarter 2003. A copy of this press release is included as Exhibit 99.2 and is incorporated herein by reference.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Not applicable.

        (b) Not applicable.

        (c) The following exhibits are included with this Report:


         Exhibit No.                Description
         -----------                -----------

         99.1          Earnings Press Release dated October 21, 2003

         99.2          Dividend Press Release dated October 21, 2003

         99.3 Earnings Package Distributed to Analysts, dated October 21, 2003




Item 12. Results of Operations and Financial Condition
         ---------------------------------------------



     On October 21, 2003, Progress Financial Corporation distributed an earnings package to analysts, a copy of which is furnished as Exhibit 99.3 to this report.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PROGRESS FINANCIAL CORPORATION





Dated:   October 21, 2003             By:      /s/ Michael B. High
                                           -----------------------------------
                                               Michael B. High
                                               Chief Operating Officer and
                                               Chief Financial Officer

                                  Exhibit 99.1


                  Press Release on Third Quarter 2003 Earnings

FOR IMMEDIATE RELEASE       Contacts:
October 21, 2003            Michael B. High, COO/CFO
                            610-941-4804
                            mhigh@progressbank.com
                            Dorothy Jaworski, Director of Investor Relations
                            484-322-4822
                            djaworski@progressbank.com

            Progress Financial Corporation Announces 83% Increase in
                      Third Quarter 2003 Earnings Per Share

         Blue Bell, PA, October 21, 2003 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported third quarter 2003 net income of $2.4 million, or diluted earnings per share of $.33, compared to net income of $1.3 million, or diluted earnings per share of $.18, for the third quarter of 2002. Net income for the nine months ended September 30, 2003 was $6.2 million, or diluted earnings per share of $.86, compared to net income of $3.0 million, or diluted earnings per share of $.42, for the nine months ended September 30, 2002.

     Commenting on the third quarter results, W. Kirk Wycoff, President and CEO, stated, "The significant operating earnings improvement which began in the second quarter has now continued into this quarter. The combined effect of an expanded branch network, strong loan production and good cost controls has resulted in excellent operating leverage for the Company. The growth of these key franchise building segments at Progress is what led to our August announcement that we will merge with Fleet National Bank. This partnership, which brings Fleet's significant capacity and product depth to our excellent sales disciplines and customer base, will result in a strong banking competitor in Pennsylvania."

     Tax-equivalent net interest income for the quarter ended September 30, 2003 increased $1.6 million, or 23%, compared to the third quarter of 2002 and increased $400,000, or 5%, compared to the second quarter of 2003. The increase in tax-equivalent interest income in the current quarter was primarily due to growth in consumer and commercial real estate loans and additional investments in tax-exempt municipal securities. Interest expense decreased in the current quarter primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the third quarter of 2003 was 3.09% compared to 3.24% for the third quarter of 2002 and 3.10% for the second quarter of 2003. Tax-equivalent net interest income for the nine months ended September 30, 2003 increased $3.7 million, or 18%, compared to the same period in 2002. The increase in tax-equivalent interest income during the nine months ended September 30, 2003 was primarily due to growth in commercial real estate loans and additional investments in mortgage-backed and tax-exempt municipal securities. Interest expense decreased during the nine months ended September 30, 2003 primarily due to lower interest rates on time deposits. The tax-equivalent net interest margin for the nine months ended September 30, 2003 was 3.07% compared to 3.28% for the same period in 2002.

     The provision for loan and lease losses was $560,000 for the quarter ended September 30, 2003, compared to $500,000 for the same period in 2002. The provision for loan and lease losses was $1.8 million for the nine months ended September 30, 2003, compared to $2.9 million for the same period in 2002. The higher provision during 2002 was primarily due to charge-offs in the TechBanc portfolio (which was subsequently sold) and the reserve additions to address credit and economic concerns which have now been reduced as a result of the reduction in the Company's classified assets.

     Non-interest income for the quarter ended September 30, 2003 was $3.3 million, a decrease of 23% compared to $4.4 million for the same period in 2002. This decrease was the result of a variety of factors. During the third quarter of 2003, a loss on extinguishment of debt of $559,000 was recognized compared to a gain of $25,000 for the comparable period in 2002. Gain on sale of real estate was $1.2 million for the third quarter of 2003 compared to $1.6 million during the same quarter in 2002. During the third quarter of 2002, client warrant income of $466,000 was recognized while none was reported in the third quarter of 2003. Fee income for the three months ended September 30, 2003 increased $271,000 from the comparable quarter in 2002 primarily due to an increase in loan brokerage and advisory fees partially offset by a decrease in consulting fees from the Company's subsidiary KMR Management, Inc. ("KMR"), which business was exited during the quarter.

     Non-interest income for the nine months ended September 30, 2003 was $9.8 million, a decrease of 19% compared to $12.1 million for the same period in 2002. This decrease was the result of a variety of factors, including, among others, a decline in client warrant income. Fee income for the nine months ended September 30, 2003 decreased $323,000 primarily due to a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary Progress Financial Resources, Inc. ("PFR") and a reduction in consulting fees from KMR, partially offset by an increase in loan brokerage and advisory fees. A loss on extinguishment of debt of $559,000 was recognized compared to a gain of $25,000 for the comparable period in 2002. The nine months ended September 30, 2003 included client warrant income of $197,000 compared to $1.9 million during the same period in 2002. Gain on sale of securities was $1.1 million for the nine months ended September 30, 2003, an increase of $665,000 compared to $436,000 for the same period in 2002.

     Total non-interest expense was $7.4 million for the quarter ended September 30, 2003, a decrease of 11% compared to $8.3 million for the same period in 2002. During the current quarter, the Company recognized non-recurring expenses amounting to $277,000 associated with the impairment of goodwill for KMR compared to $547,000 for the same period in 2002. During the quarter, the Company decided to exit the consulting business operated by KMR and wrote off all the goodwill associated with KMR. Other expenses decreased $438,000 primarily due to expenses related to real estate owned and write-downs of used asset inventory for Progress Leasing during the third quarter of 2002.

     Total non-interest expense was $22.5 million for the nine months ended September 30, 2003, a decrease of 8% compared to $24.4 million for same period in 2002. Salaries and employee benefits decreased by $437,000 for the nine months ended September 30, 2003 from the comparable period in 2002, mainly due to decreased commission volume for PFR. Other expenses decreased $1.0 million for the nine months ended September 30, 2003 primarily due to recoveries of real estate owned expenses during 2003 and expenses during 2002 related to real estate owned, loan workouts, an uncollectible receivable from a client of KMR and write-downs of used asset inventory for Progress Leasing.

     Average earning assets for the third quarter of 2003 were $1.10 billion, an increase of $243.1 million or 29%, compared to $852.3 million for the third quarter of 2002. Average earning assets for the nine months ended September 30, 2003 were $1.05 billion, an increase of $215.0 million or 26%, compared to $834.8 million for the same period in 2002. The increases in earning assets during the three and nine months ended September 30, 2003 from the comparable periods in 2002 were primarily due to higher levels of loans and securities. Tax-equivalent interest income for the third quarter of 2003 increased $792,000, or 6%, over the same period in 2002 while interest expense decreased $780,000, or 12%, for the same period. Tax-equivalent interest income for the nine months ended September 30, 2003 increased $2.3 million, or 6%, over the same period in 2002 while interest expense decreased $1.4 million, or 7%, for the same period.

     Loans and leases outstanding increased $96.4 million, or 21%, to $562.2 million at September 30, 2003 from $465.8 million at December 31, 2002. This increase was primarily due to growth in commercial real estate loans, construction loans and consumer loans. The Company reported non-performing assets of $5.2 million at September 30, 2003, compared with $5.4 million at December 31, 2002. The Company reported net charge-offs of $940,000 for the nine month period ended September 30, 2003 as compared to $5.8 million of net charge-offs for the comparable period in 2002. As of

September 30, 2003 and December 31, 2002, the Company had no real estate owned. The Company's non-performing assets to total assets ratio and non-performing loans to assets ratio were .44% at September 30, 2003 compared to .54% at December 31, 2002. The ratio of the allowance for loan and lease losses to total loans and leases was 1.30% at September 30, 2003 compared to 1.39% at December 31, 2002.

     Total deposits increased $55.0 million, or 8%, to $746.6 million at September 30, 2003 from $691.5 million at December 31, 2002. Total assets increased 16% to $1.18 billion at September 30, 2003 from $1.02 billion at December 31, 2002.

     At September 30, 2003, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 7.33% and 13.99%, respectively, as compared to 7.82% and 15.20% at December 31, 2002.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers  through  twenty-one  full  service  offices.  The Company also offers financial planning services, life insurance, group employee benefits, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol "PFNC".

                                      ####


     This release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from estimates. When used in filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.



                             FINANCIAL DATA ATTACHED

                 Progress Financial Corporation
         Consolidated Statements of Financial Condition
                     (Dollars in thousands)

                                                                                September 30,                 December 31,
                                                                                     2003                         2002
                                                                              ------------------            -----------------
Assets
Cash and due from banks:
  Non-interest earning                                                           $   22,856                    $   20,650
  Interest earning                                                                   17,506                        17,570
Investments and mortgage-backed securities:
  Available for sale at fair value (amortized cost: $328,661 and $353,688)          328,388                       359,290
  Held to maturity at amortized cost (fair value: $218,316 and $121,968)            216,989                       120,006
Loans and leases, net (net of reserve: $7,283 and $6,463)                           554,924                       459,350
Premises and equipment                                                               22,093                        26,726
Other assets                                                                         15,794                        14,252
                                                                                 ----------                    ----------
  Total assets                                                                   $1,178,550                    $1,017,844
                                                                                 ==========                    ==========
Liabilities and Shareholders' Equity
Liabilities:
     Deposits                                                                    $  746,558                    $  691,538
     Short-term borrowings                                                          167,114                        96,882
     Other liabilities                                                               10,014                        12,132
     Long-term debt:
           Federal Home Loan Bank advances                                          160,500                       120,500
           Other debt                                                                 1,165                         1,227
     Capital securities                                                              28,861                        28,836
                                                                                 ----------                    ----------
     Total liabilities                                                            1,114,212                       951,115
                                                                                 ----------                    ----------

Commitments and contingencies

Shareholders' Equity:
Common stock - $1 par value; 12,000,000 shares authorized;
  7,229,000, and 7,058,000 shares issued and outstanding at                           7,229                         7,058
  September 30, 2003 and December 31, 2002, respectively
Treasury stock (138,000 and 114,000 shares at September 30, 2003 and
  December, 31, 2002, respectively)                                                  (1,990)                       (1,050)
Unearned Employee Stock Ownership Plan shares (170,000 and
  169,000 shares at September 30, 2003 and December 31, 2002)                        (1,284)                       (1,341)
Unearned compensation - restricted stock awards                                         (51)                          (75)
Capital surplus                                                                      53,557                        51,536
Retained earnings                                                                     7,078                         6,936
Net accumulated other comprehensive income (loss)                                      (201)                        3,665
                                                                                 ----------                    ----------
   Total shareholders' equity                                                        64,338                        66,729
                                                                                 ----------                    ----------
Total liabilities and shareholders' equity                                       $1,178,550                    $1,017,844
                                                                                 ==========                    ==========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in thousands, except per share data)

                                                            Three Months Ended       Nine Months Ended
                                                               September 30,           September 30,
                                                            2003         2002         2003       2002
                                                         ------------ ------------ -----------------------
Interest income:
Loans and leases, including fees                         $ 8,802      $ 8,250       $25,311     $25,725
Mortgage-backed securities                                 4,210        4,490        13,864      12,145
Investment securities                                        979          674         2,453       1,908
Other                                                         17           59            60         181
                                                         -------      -------       -------     -------
     Total interest income                                14,008       13,473        41,688      39,959

Interest expense:
Deposits                                                   3,137        4,011        10,222      11,872
Borrowings                                                 2,152        2,094         6,536       6,313
Capital securities                                           584          548         1,760       1,693
                                                         -------      -------       -------     -------
     Total interest expense                                5,873        6,653        18,518      19,878

Net interest income                                        8,135        6,820        23,170      20,081
Provision for loan and lease losses                          560          500         1,760       2,939
                                                         -------      -------       -------     -------
Net interest income after provision
    for loan and lease losses                              7,575        6,320        21,410      17,142

Non-interest income:
Service charges on deposits                                  950          916         2,623       2,748
Mutual fund, annuity and insurance commissions               502          478         1,757       2,096
Loan brokerage and advisory fees                             565           78         1,517         653
Private equity fund management fees                           66           65           196         182
Gain on sale of securities                                    55           84         1,101         436
Gain on sale of loans and lease receivables                  207          148           544         495
Gain on sale of real estate                                1,201        1,570         1,201       1,570
Gain (loss) on extinguishment of debt                       (559)          25          (559)         25
Client warrant income                                        ---          466           197       1,927
Fees and other                                               344          521         1,193       1,979
                                                         -------      -------       -------      ------
     Total non-interest income                             3,331        4,351         9,770      12,111

Non-interest Expense:
Salaries and employee benefits                             3,847        3,906        11,774      12,211
Occupancy                                                    691          720         1,972       1,967
Data processing                                              225          215           695         702
Furniture, fixtures and equipment                            459          511         1,427       1,566
Professional services                                        513          597         1,838       1,816
Goodwill and other intangible assets impairment losses
and amortization                                             315          602           443         819
Other                                                      1,301        1,739         4,303       5,332
                                                         -------      -------       -------     -------
     Total non-interest expense                            7,351        8,290        22,452      24,413
                                                         -------      -------       -------     -------

Income before income taxes                                 3,555        2,381         8,728       4,840
Income tax expense                                         1,153        1,066         2,502       1,868
                                                         -------      -------       -------     -------
Net income                                               $ 2,402      $ 1,315       $ 6,226     $ 2,972
                                                         =======      =======       =======     =======

Basic earnings per common share                            $0.35        $0.19         $0.90       $0.43
                                                       =========   ==========     =========   =========
Diluted earnings per common share                          $0.33        $0.18         $0.86       $0.42
                                                       =========   ==========     =========   =========
Dividends per common share                                 $0.08        $0.05         $0.20       $0.05
                                                       =========   ==========     =========   =========
Basic average common shares outstanding                6,877,012    7,156,448     6,939,955   6,938,077
                                                       =========   ==========     =========   =========
Diluted average common shares outstanding              7,260,264    7,315,752     7,253,205   7,099,438
                                                       =========   ==========     =========   =========

                         Progress Financial Corporation
                                Supplemental Data
                  (Dollars in Thousands, Except Per Share Data)

                                                                Three Months Ended                Nine Months Ended
                                                                   September 30,                    September 30,
                                                              2003            2002            2003                 2002
                                                           ----------      ----------      ----------           ----------
Profitability Measures:
Return on average assets                                      0.83%           0.57%           0.76%                0.45%
Return on average equity                                     15.70            8.05           13.02                 6.49
Net interest spread (tax-equivalent)                          2.82            2.87            2.76                 2.88
Net interest margin (tax-equivalent)                          3.09            3.24            3.07                 3.28
Efficiency ratio (excludes non-recurring items)              63.12           78.68           66.25                76.57
Efficiency ratio (GAAP)                                      61.94           73.26           66.24                74.94
Diluted net income per common share                          $0.33           $0.18           $0.86                $0.42

Selected Loan Data:
Non-performing assets                                       $5,163          $8,414          $5,163               $8,414
Ratio of non-performing assets to total assets               0.44%            0.91%           0.44%                0.91%
Ratio of allowance for loan and lease losses
     to total loans and leases receivable                     1.30            1.55            1.30                 1.55
Ratio of allowance for loan and lease losses
     to non-performing loans and leases                     141.06           94.14          141.06                94.14
Loan delinquency ratio                                        1.31            1.51            1.31                 1.51
Ratio of loans and leases to deposits                        75.31           69.13           75.31                69.13

Selected Equity Data:
Book value per share                                         $9.30           $9.29           $9.30               $ 9.29
Tangible book value per share                                 9.19            9.13            9.19                 9.13
Dividends per common share                                    0.08            0.05            0.20                 0.05
Average equity to average assets                              5.30%           7.14%           5.80%                6.90%
Tier 1 risk-based capital ratio (Bank)                       12.95           14.76           12.95                14.76
Total risk-based capital ratio (Bank)                        13.99           16.01           13.99                16.01
Tier 1 leverage capital ratio (Bank)                          7.33            8.31            7.33                 8.31

Selected Average Balances:
   Loans, gross                                         $  548,604        $467,122      $  518,930             $485,078
   Earning assets                                        1,095,355         852,281       1,049,769              834,751
   Total assets                                          1,144,166         908,125       1,102,030              886,617
   Deposits                                                739,198         658,804         722,500              632,762
   Equity                                                   60,682          64,808          63,948               61,192


                         Progress Financial Corporation
                              Supplemental Balances
                             (Dollars in Thousands)

                                                      September 30,       December 31,          %
Period-End Balances At:                                  2003                2002            Change
                                                    ------------------------------------------------------

Loans and Leases, Net:
Commercial business                                    $ 83,028             $83,994           (1.2)%
Commercial real estate                                  233,193             199,672           16.8
Construction, net of loans in process                   115,117              87,728           31.2
Single family residential real estate                    30,629              26,870           14.0
Consumer                                                 93,011              50,105           85.6
Lease receivable                                          7,229              17,444          (58.6)
                                                    ------------------------------------------------------
          Total loans and leases                        562,207             465,813           20.7
Allowance for loan and lease losses                      (7,283)             (6,463)          12.7
                                                    ------------------------------------------------------
          Loans and leases, net                        $554,924            $459,350           20.8 %
                                                    ======================================================



Deposits:
Non-interest-bearing demand                            $110,137            $100,075           10.1 %
NOW and SuperNow                                         90,004              93,182           (3.4)
Money Market                                            162,610             105,563           54.0
Passbook and Statement Savings                           37,808              34,148           10.7
Time deposits                                           345,999             358,570           (3.5)
                                                    ------------------------------------------------------
          Total Deposits                               $746,558            $691,538            8.0 %
                                                    ======================================================



                                      ####

                                  Exhibit 99.2

                  Press Release on Third Quarter Cash Dividend

FOR IMMEDIATE RELEASE          Contacts:
October 21, 2003               Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com



       Progress Financial Corporation Announces Increase in Cash Dividend


     Blue Bell, PA, October 21, 2003 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) declared its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The Board approved an increase in the quarterly cash dividend from $.08 to $.13 per share. The dividend will be paid on November 14, 2003 to shareholders of record on October 31, 2003.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one offices. The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                                      ####

                                  Exhibit 99.3

                  Analyst Package Distributed October 21, 2003

                                                       Three Months Ended                      Nine Months Ended
                                                           September 30,                           September 30,
                                                -------------------------------------   -----------------------------------
                                                                           Percent                               Percent
                                                   2003         2002        change         2003        2002       change
                                                ----------- -------------  ----------   ----------- ----------- -----------

Per Common Share Data*
---------------------
Net income:
   Basic                                          $ 0.35         $0.19      84.21%        $ 0.90       $0.43     109.30%
   Diluted                                          0.33          0.18      83.33%          0.86        0.42     104.76%
Cash dividends declared                             0.08          0.05      60.00%          0.20        0.05     300.00%
Book value                                          9.30          9.29       0.11%          9.30        9.29       0.11%
Tangible book value                                 9.19          9.13       0.66%          9.19        9.13       0.66%
Average shares outstanding:
   Basic                                       6,877,012     7,156,448      -3.90%     6,939,955   6,938,077       0.03%
   Diluted                                     7,260,264     7,315,752      -0.76%     7,253,205   7,099,438       2.17%

Financial Ratios
----------------
Return on average shareholders' equity            15.70%          8.05%      95.03%        13.02%       6.49%     100.62%
Return on average total assets                     0.83%          0.57%      45.61%         0.76%       0.45%      68.89%
Average yield on earning assets                    5.22%          6.34%     -17.67%         5.43%       6.46%     -15.94%
Average rate on interest bearing liabilities       2.40%          3.47%     -30.84%         2.67%       3.58%     -25.42%
Net interest spread                                2.82%          2.87%      -1.74%         2.76%       2.88%      -4.17%
Net interest margin (FTE)                          3.09%          3.24%      -4.63%         3.07%       3.28%      -6.40%
Efficiency ratio (excluding non-recurring items)  63.12%         78.68%     -19.78%        66.25%      76.57%     -13.48%
Efficiency ratio (GAAP)                           61.94%         73.26%     -15.45%        66.24%      74.94%     -11.61%
Risk-based capital - Tier 1                       12.95%         14.76%     -12.26%        12.95%      14.76%     -12.26%
                   - Total capital                13.99%         16.01%     -12.62%        13.99%      16.01%     -12.62%
Tier 1 leverage ratio                              7.33%          8.31%     -11.79%         7.33%       8.31%     -11.79%
Average shareholders' equity/average total assets  5.30%          7.14%     -25.77%         5.80%       6.90%     -15.94%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 7,283       $ 7,100        2.58%      $ 7,283     $ 7,100        2.58%
Allowance for loan losses/Loans                    1.30%          1.55%     -16.13%         1.30%       1.55%     -16.13%
Net charge-offs (recoveries)                       $ 522       $ 1,424      -63.34%        $ 940     $ 5,756      -83.67%
Net charge-offs/Average loans (annualized)         0.38%          1.21%     -68.60%         0.24%       1.59%     -84.73%
Nonperforming assets                             $ 5,163       $ 8,414      -38.64%      $ 5,163     $ 8,414      -38.64%
Nonperforming assets/Total loans plus OREO         0.93%          1.86%     -50.00%         0.93%       1.86%     -50.00%
Nonperforming assets/Total assets                  0.44%          0.91%     -51.65%         0.44%       0.91%     -51.65%
Allowance for loan losses/Nonperforming loans    141.06%         94.14%      49.84%       141.06%      94.14%      49.84%

Average Balances (in thousands)
------------------------------
Loans and leases (gross of reserves)          $  548,604     $ 467,122      17.44%    $  518,930    $485,078       6.98%
Earning assets                                 1,095,355       852,281      28.52%     1,049,769     834,751      25.76%
Total assets                                   1,144,166       908,125      25.99%     1,102,030     886,617      24.30%
Deposits                                         739,198       658,804      12.20%       722,500     632,762      14.18%
Interest bearing liabilities                     971,994       760,081      27.88%       928,291     742,360      25.05%
Shareholders' equity                              60,682        64,808      -6.37%        63,948      61,192       4.50%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)          $  562,207     $ 458,337      22.66%    $  562,207    $458,337       22.66%
Total assets                                   1,178,550       927,695      27.04%     1,178,550     927,695       27.04%
Deposits                                         746,558       662,982      12.61%       746,558     662,982       12.61%
Total liabilities                              1,114,212       861,183      29.38%     1,114,212     861,183       29.38%
Shareholders' equity                              64,338        66,512      -3.27%        64,338      66,512       -3.27%

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.


                                          Three Months Ended      Three Months Ended    Three Months Ended       Nine Months Ended
                                            September 30,             June 30,              March 31,             September 30,
                                       ----------------------  ---------------------   ---------------------  ----------------------
                                                     Percent                 Percent                Percent                 Percent
                                        2003   2002   change    2003   2002  change    2003   2002   change    2003   2002   change
                                       ------ ------ -------   ------ ------ -------  ------ ------ --------  ------ ------ --------

TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)               $8,537 $6,965     23%  $8,137 $7,021    16%   $7,452  $6,479   15%    $24,126  $20,465    18%
FTE adjustment                           (402)  (145)  -177%    (309)  (128) -141%     (245)  (111) -121%       (956)    (384) -149%
                                       ------ ------   ----    ------ ------  ----    ------ ------ -----     ------  -------  -----
Net interest income                     8,135  6,820    19%    7,828  6,893    14%    7,207  6,368    13%     23,170   20,081    15%
Provision for losses on loans             560    500    12%      500  1,000   -50%      700  1,439   -51%      1,760    2,939   -40%

Non-Interest Income:
  Service charges on deposits             950    916     4%      867    978   -11%      806    854    -6%      2,623    2,748    -5%
  Lease financing fees                     23     50   -54%       29     63   -54%       37     63   -41%         89      176   -49%
  Mutual fund, annuity and
   insurance commissions                  502    478     5%      645    678    -5%      610    940   -35%      1,757    2,096   -16%
  Loan brokerage and advisory fees        565     78   624%      641    302   112%      311    273    14%      1,517      653   132%
  Private equity fund management fees      66     65     2%       65     65     0%       65     52    25%        196      182     8%
  Gain on securities                       55     84   -35%      723    352   105%      323      -      -      1,101      436   153%
  Gain on sale of real estate           1,201  1,570   -24%        -      -     -         -      -      -      1,201    1,570   -24%
  Client warrant income                     -    466  -100%        -     35  -100%      197  1,426   -86%        197    1,927   -90%
  Equity (loss) in unconsolidated
    entities                              (10)     1 -1100%      111      6  1750%      (12)    95  -113%         89      102   -13%
  Fees and other income                   (21)   643  -103%      522    737   -29%      499    841   -41%      1,000    2,221   -55%
                                       ------ ------  ----    ------ ------  ----    ------ ------ -----      ------  -------
    Total non-interest income           3,331  4,351   -23%    3,603  3,216    12%    2,836  4,544   -38%      9,770   12,111   -19%

Non-Interest Expenses:
  Salaries and employee benefits        3,847  3,906    -2%    4,035  3,904     3%    3,892  4,401   -12%     11,774   12,211    -4%
  Occupancy                               691    720    -4%      565    661   -15%      716    586    22%      1,972    1,967     0%
  Data processing                         225    215     5%      243    230     6%      227    257   -12%        695      702    -1%
  Furniture, fixtures and equipment       459    511   -10%      477    509    -6%      491    546   -10%      1,427    1,566    -9%
  Loan and real estate owned
     expenses, net                        196    226   -13%      159    243   -35%     (103)   295  -135%        252      764   -67%
  Professional services                   513    597   -14%      678    641     6%      647    578    12%      1,838    1,816     1%
  Other                                 1,420  2,115   -33%    1,623  1,579     3%    1,451  1,693   -14%      4,494    5,387   -17%
                                       ------ ------   ----    ------ ------  ----    ------ ------ -----     ------  -------  -----
    Total non-interest expenses         7,351  8,290   -11%    7,780  7,767     0%    7,321  8,356   -12%     22,452   24,413    -8%
                                       ------ ------   ----    ------ ------  ----    ------ ------ -----     ------  -------  -----

Income before income taxes              3,555  2,381    49%    3,151  1,342   135%    2,022  1,117    81%      8,728    4,840    80%
Provision for income tax expense        1,153  1,066     8%      774    435    78%      575    367    57%      2,502    1,868    34%
                                       ------ ------   ----   ------ ------  ----    ------ ------  -----     ------  -------  -----
Net income                             $2,402 $1,315    83%   $2,377 $  907   162%   $1,447 $  750    93%     $6,226  $ 2,972   109%
                                       ====== ======   ====   ====== ======  ====    ====== ======  =====     ======  =======  =====



QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Third      Second       First        Year-
                         2003                             Quarter    Quarter      Quarter      to-date
-------------------------------------------------------  ---------- ---------- ------------  -----------

FTE interest income                                       $14,410    $14,409      $13,825      $42,644
Interest expense                                            5,873      6,272        6,373       18,518
                                                          -------    -------      -------      -------

FTE net interest income                                     8,537      8,137        7,452       24,126
Less: FTE adjustment                                         (402)      (309)        (245)        (956)
                                                          -------    -------      -------      -------
Net Interest Income                                         8,135      7,828        7,207       23,170

Provision for Losses on Loans                                 560        500          700        1,760

Non-Interest Income:
--------------------
  Service charges on deposits                                 950        867          806        2,623
  Lease financing fees                                         23         29           37           89
  Mutual fund, annuity and insurance commissions              502        645          610        1,757
  Loan brokerage and advisory fees                            565        641          311        1,517
  Private equity fund management fees                          66         65           65          196
  Gain on securities                                           55        723          323        1,101
  Gain on sale of real estate                               1,201          -            -        1,201
  Client warrant income                                         -          -          197          197
  Equity (loss) in unconsolidated entities                    (10)       111          (12)          89
  Fees and other income                                       (21)       522          499        1,000
                                                          -------    -------      -------      -------
    Total non-interest income                               3,331      3,603        2,836        9,770

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                            3,847      4,035        3,892       11,774
  Occupancy                                                   691        565          716        1,972
  Data processing                                             225        243          227          695
  Furniture, fixtures and equipment                           459        477          491        1,427
  Loan and real estate owned expenses, net                    196        159         (103)         252
  Professional services                                       513        678          647        1,838
  Other                                                     1,420      1,623        1,451        4,494
                                                          -------    -------      -------     --------
    Total non-interest expenses                             7,351      7,780        7,321       22,452

Income Before Income Taxes                                  3,555      3,151        2,022        8,728
Provision for income tax expense                            1,153        774          575        2,502
                                                          -------    -------      -------      -------
Net Income                                                $ 2,402    $ 2,377      $ 1,447      $ 6,226
                                                          =======    =======      =======      =======

Other Data:
-----------
EPS - Basic*                                              $  0.35    $  0.34      $  0.21      $  0.90
EPS - Diluted*                                            $  0.33    $  0.33      $  0.20      $  0.86
ROA                                                         0.83%       0.86%        0.56%        0.76%
ROE                                                        15.70%      14.65%        8.87%       13.02%
Net interest margin (FTE)                                   3.09%       3.10%        3.02%        3.07%
Dividends declared on common stock *                      $  0.08    $  0.06      $  0.06      $  0.20
FTE employees                                                 256        264          266          256

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.



QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                         Fourth       Third     Second       First        Year-
                         2002                              Quarter     Quarter    Quarter     Quarter      to-date
-------------------------------------------------------  ----------- ----------- ---------- ------------  ---------

FTE interest income                                        $13,455     $13,618    $13,602      $13,123     $53,798
Interest expense                                             6,447       6,653      6,581        6,644      26,325
                                                        ----------- ----------- ---------- ------------   ---------

FTE net interest income                                      7,008       6,965      7,021        6,479      27,473
Less: FTE adjustment                                          (179)       (145)      (128)        (111)       (563)
                                                        ----------- ----------- ---------- ------------   ---------
Net Interest Income                                          6,829       6,820      6,893        6,368      26,910

Provision for Losses on Loans                                  875         500      1,000        1,439       3,814

Non-Interest Income:
--------------------
  Service charges on deposits                                  937         916        978          854       3,685
  Lease financing fees                                          42          50         63           63         218
  Mutual fund, annuity and insurance commissions               685         478        678          940       2,781
  Loan brokerage and advisory fees                             489          78        302          273       1,142
  Private equity fund management fees                           65          65         65           52         247
  Gain on securities                                           219          84        352            -         655
  Gain on sale of real estate                                   76       1,570          -            -       1,646
  Client warrant income                                         20         466         35        1,426       1,947
  Equity (loss) in unconsolidated entities                     (14)          1          6           95          88
  Fees and other income                                        689         643        737          841       2,910
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest income                                3,208       4,351      3,216        4,544      15,319

Non-Interest Expenses:
---------------------
  Salaries and employee benefits                             3,814       3,906      3,904        4,401      16,025
  Occupancy                                                    624         720        661          586       2,591
  Data processing                                              209         215        230          257         911
  Furniture, fixtures and equipment                            505         511        509          546       2,071
  Loan and real estate owned expenses, net                     231         226        243          295         995
  Professional services                                        712         597        641          578       2,528
  Other                                                      1,642       2,115      1,579        1,693       7,029
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest expenses                              7,737       8,290      7,767        8,356      32,150

Income Before Income Taxes                                   1,425       2,381      1,342        1,117       6,265
Provision for income tax expense                               401       1,066        435          367       2,269
                                                        ----------- ----------- ---------- ------------   ---------
Net Income                                                 $ 1,024     $ 1,315      $ 907        $ 750     $ 3,996
                                                        =========== =========== ========== ============   =========

Other Data:
-----------
EPS - Basic*                                                 $0.14       $0.19      $0.13        $0.11       $0.57
EPS - Diluted*                                               $0.14       $0.18      $0.13        $0.11       $0.56
ROA                                                          0.43%       0.57%      0.41%        0.35%       0.44%
ROE                                                          6.09%       8.05%      5.90%        5.33%       6.38%
Net interest margin (FTE)                                    3.09%       3.24%      3.35%        3.25%       3.23%
Dividends declared on common stock*                          $0.05       $0.05      $0.00        $0.00       $0.10
FTE employees                                                  268         271        282          277         271

*Restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.


ASSET QUALITY
(Unaudited)
                                                      2003                                              2002
                                     ---------------------------------------    ----------------------------------------------------
($ in thousands)                      Third   Second     First      Year-       Fourth      Third     Second      First      Year-
Allowance for Loan Losses            Quarter  Quarter   Quarter    to-date      Quarter    Quarter    Quarter    Quarter    to-date
-------------------------            -------  -------   -------    -------      -------    -------    -------    -------    --------

 Balance at beginning of period     $ 7,245  $ 7,214    $6,463     $6,463       $7,100    $ 8,024    $ 8,775    $ 9,917     $9,917
Provision                               560      500       700      1,760          875        500      1,000      1,439      3,814
 Charge-offs                            600      590       150      1,340        1,689      1,827      1,817      2,721      8,054
 Recoveries                             (78)    (121)     (201)      (400)        (177)      (403)       (66)      (140)      (786)
                                    -------  -------    ------     ------       ------    -------    -------    -------     ------
   Net loan charge-offs (recoveries)    522      469       (51)       940        1,512      1,424      1,751      2,581      7,268
 Balance at end of period           $ 7,283  $ 7,245    $7,214     $7,283       $6,463    $ 7,100    $ 8,024    $ 8,775     $6,463
                                    =======  =======    ======     ======       ======    =======    =======    =======     ======


Allowance as percentage of loans       1.30%    1.36%     1.44%      1.30%        1.39%      1.55%      1.67%      1.84%      1.39%

Net charge-offs/average loans          0.10%    0.09%    -0.01%      0.18%        0.33%      0.30%      0.36%      0.51%      1.52%

Allowance as percentage of
   non-performing loans              141.06%  142.45%   132.49%    141.06%      118.65%     94.14%     91.83%     93.93%    118.65%


Non-performing assets
 Non-accrual loans and leases       $ 5,163  $ 5,086    $5,445     $5,163       $5,447    $ 7,542    $ 8,738    $ 9,342     $5,447
 Other real estate owned                  -        -         -          -            -        872      4,495      4,243          -
                                    -------  -------    ------     ------       ------    -------    -------    -------     ------
 Total non-performing assets        $ 5,163  $ 5,086    $5,445     $5,163       $5,447    $ 8,414    $13,233    $13,585     $5,447
                                    =======  =======    ======     ======       ======    =======    =======    =======     ======

Non-performing assets to:
-------------------------
  Loans and leases plus OREO           0.93%    0.97%     1.10%      0.93%        1.19%      1.86%      2.77%      2.87%      1.19%
  Total assets                         0.44%    0.46%     0.49%      0.44%        0.54%      0.91%      1.46%      1.55%      0.54%

 Loans past due 90 days             $ 2,682  $ 1,416    $2,213     $2,682       $  918    $ 2,735    $ 1,766    $ 3,244     $  918

 Total under-performing assets      $ 7,845  $ 6,502    $7,658     $7,845       $6,365    $11,149    $14,999    $16,829     $6,365




AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                      2003                                              2002
                                     -----------------------------------------  ----------------------------------------------------
($ in thousands)                      Third     Second     First        Year-    Fourth      Third     Second      First      Year-
Allowance Balances                   Quarter    Quarter   Quarter      to-date   Quarter    Quarter    Quarter    Quarter    to-date
-------------------------            -------    -------   -------      -------   -------    -------    -------    -------    -------

 Cash and due from banks
    (Interest-earning)           $    8,293 $   8,927   $   8,241  $    8,487   $ 12,202  $ 14,743   $  9,022    $ 22,496   $ 14,588
 Loans,net of unearned discounts:
     Commercial business             80,590     84,189     83,795      82,846     84,226    87,127     96,440     123,173     97,606
     Commercial mortgage            230,815    231,308    210,014     224,122    199,731   193,867    196,331     193,250    195,807
     Construction loans             112,679    103,781     92,886     103,188     82,566    84,863     86,253      83,831     84,376
     Residential real estate         28,710     27,839     28,651      28,400     27,339    28,764     27,929      25,688     27,438
     Consumer                        87,504     63,989     51,826      67,904     49,179    47,547     45,416      44,437     46,660
     Lease financing                  8,306     12,805     16,388      12,470     20,322    24,954     30,080      35,712     27,717
                                 ---------- ----------  ---------  ----------   --------  --------   --------    --------   --------
    Total loans                     548,604    523,911    483,560     518,930    463,363   467,122    482,449     506,091    479,604
 Investment securities
  (available for sale)               19,754     13,075     11,362      14,761     10,667     6,110      6,465       5,967      7,312
 Investment securities
  (held to maturity)                 79,675     62,288     51,555      64,609     37,113    40,600     40,977      38,224     39,229
 Mortgage-backed securities         439,029    444,950    445,032     442,982    376,864   323,706    302,946     236,869    310,517
                                 ---------- ----------  ---------  ----------   --------  --------   --------   ---------   --------
 Earning assets                   1,095,355  1,053,151    999,750   1,049,769    900,209   852,281    841,859     809,647    851,250
 Cash and due from banks
   (non-interest bearing)            20,298     18,513     17,198      18,681     16,181    15,408     14,445      15,563     15,401
 Other non-earning assets            28,513     36,035     36,279      33,580     36,925    40,436     35,854      33,822     36,778
                                 ---------- ---------- ----------  ----------   --------  --------   --------    --------   --------
     Total assets                $1,144,166 $1,107,699 $1,053,227  $1,102,030   $953,315  $908,125   $892,158    $859,032   $903,429
                                 ========== ========== ========== ===========   ========  ========   ========    ========   ========

Deposits:
   Demand                        $  106,596 $  103,741 $   98,498  $  102,974   $ 92,744  $ 74,920   $ 77,860    $ 73,734   $ 79,853
  Interest bearing:
     NOW and Supernow accounts       90,242     90,092     88,846      89,732     88,918   105,115    116,734     119,129    107,385
     Money Market Accounts          147,489    133,621    109,209     130,247     98,823    89,022     75,009      61,776     81,281
     Passbook and Stmt Savings       38,017     36,966     35,202      36,739     33,470    31,963     33,081      30,956     32,373
    Time deposits                   356,854    370,747    360,865     362,808    357,425   357,784    321,895     328,822    341,604
                                 ---------- ---------- ----------  ----------   --------  --------   --------    --------   --------
   Total interest bearing deposits  632,602    631,426    594,122     619,526    578,636   583,884    546,719     540,683    562,643
 Federal Home Loan Bank borrowings  206,316    180,186    145,539     177,569    133,438   120,500    117,609     120,333    122,999
 Other borrowings                   104,221     91,627    111,276     102,349     51,364    36,303     61,377      39,311     47,092
 Capital securities                  28,855     28,847     28,839      28,847     22,281    19,394     20,269      20,263     20,554
                                 ---------- ---------- ----------  ----------   --------  --------   --------    --------   --------
 Interest bearing liabilities       971,994    932,086    879,776     928,291    785,719   760,081    745,974     720,590    753,288
 Non-interest bearing liabilities     4,894      6,788      8,814       6,817      8,134     8,316      6,675       7,674      7,703
 Total shareholders' equity          60,682     65,084     66,139      63,948     66,718    64,808     61,649      57,034     62,585
                                 ---------- ---------- ----------  ----------   --------  --------   --------    --------   --------
Total Liabilities and
   Shareholders' Equity          $1,114,166 $1,107,699 $1,053,227  $1,102,030   $953,315  $908,125   $892,158   $ 859,032  $ 903,429
                                 ========== ========== ========== ===========   ========  ========   ========    ========   ========



AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                         2003                                           2002
                                       ---------------------------------------   ---------------------------------------------------
                                         Third    Second     First     Year-       Fourth     Third     Second     First     Year-
Average yields and rates                Quarter   Quarter   Quarter   to-date      Quarter   Quarter    Quarter   Quarter   to-date
---------------------                  --------  --------   -------  ---------    --------   -------    -------   -------   -------
Interest - earning assets
Interest-earning deposits                0.86%     0.99%     1.03%     0.96%        1.24%     1.59%      1.60%     1.55%      1.50%
Investment securities                    5.46%     5.75%     5.96%     5.69%        5.91%     6.86%      6.29%     6.47%      6.38%
Mortgage-backed securities               3.80%     4.19%     4.57%     4.18%        5.04%     5.50%      5.67%     5.77%      5.45%
Commercial business loans                5.13%     5.32%     5.11%     5.19%        5.29%     5.76%      5.50%     6.55%      5.84%
Commercial real estate loans             7.33%     7.69%     7.35%     7.46%        7.57%     7.72%      7.85%     7.48%      7.65%
Construction loans                       6.15%     6.20%     6.17%     6.17%        6.40%     6.40%      6.44%     6.47%      6.42%
Single family residential loans          6.32%     5.82%     6.53%     6.22%        6.36%     6.94%      7.07%     7.44%      6.94%
Consumer loans                           4.96%     5.09%     5.66%     5.18%        5.64%     6.07%      6.44%     6.38%      6.12%
Lease financing                          9.98%     9.12%    10.12%     9.75%       10.13%     9.98%     10.21%    10.27%     10.16%
                                         -----     -----    ------     -----       ------     -----     ------    ------     ------
  Total interest - earning assets        5.22%     5.49%     5.61%     5.43%        5.93%     6.34%      6.48%     6.57%      6.32%
                                         -----     -----    ------     -----       ------     -----     ------    ------     ------

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                      0.63%     0.88%     1.01%     0.84%        1.14%     1.11%      1.20%     1.40%      1.22%
   Money Market                          1.49%     1.80%     1.85%     1.70%        2.11%     2.26%      2.11%     1.91%      2.11%
   Passbook and Statement Savings        0.30%     0.60%     0.74%     0.54%        0.85%     0.98%      0.99%     1.02%      0.96%
   Time deposits                         2.68%     2.89%     3.13%     2.90%        3.26%     3.47%      3.76%     4.00%      3.61%
                                         -----     -----    ------     -----       ------     -----     ------    ------     ------
  Total interest - bearing deposits      1.97%     2.24%     2.43%     2.21%        2.60%     2.73%      2.82%     3.02%      2.78%
FHLB borrowings                          3.52%     3.87%     4.57%     3.92%        4.87%     5.47%      5.52%     5.43%      5.38%
Other borrowings                         1.22%     1.88%     2.12%     1.74%        3.48%     4.41%      3.39%     4.24%      3.84%
Capital securities                       8.03%     8.15%     8.30%     8.16%        9.56%    11.21%     11.34%    11.45%     10.85%
                                         -----     -----    ------     -----       ------     -----     ------    ------     ------
  Total interest - bearing liabilities   2.40%     2.70%     2.94%     2.67%        3.26%     3.47%      3.54%     3.74%      3.49%
                                         -----     -----    ------     -----       ------     -----     ------    ------     ------

Interest Rate Spread                     2.82%     2.79%     2.67%     2.76%        2.67%     2.87%      2.94%     2.83%      2.83%
Net Interest Margin                      3.09%     3.10%     3.02%     3.07%        3.09%     3.24%      3.35%     3.25%      3.23%
Avg Int-earning assets to
   int-bearing liabilities             112.69%   112.99%   113.64%   113.09%      114.57%   112.13%    112.85%   112.36%    113.00%



PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                             2003                                      2002
                                            ------------------------------------   -------------------------------------------------
                                               Third       Second        First       Fourth        Third       Second        First
($ in thousands)                              Quarter      Quarter      Quarter      Quarter      Quarter      Quarter      Quarter
                                             ---------    ---------    ---------    ---------    ---------    ---------    ---------

Assets
------
 Cash and due from bank(interest bearing)  $  17,506    $    3,812  $    6,650    $   17,570     $  3,506     $  5,603    $ 12,130
 Loans and lease(net)                        554,924       526,793     494,914       459,350      451,237      473,435     469,173
 Investment securities:
   Held-to-maturity:
     Book                                     85,649        73,358      60,257        46,536       29,778       43,912      39,570
     Market                                   86,083        75,577      61,472        47,134       30,787       44,532      38,660
   Available-for-sale                         18,772        19,730       9,385        20,193        5,419        5,962       5,941
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                    131,340        82,924      82,429        73,470       59,440       44,870      25,304
     Market                                  309,344        84,024      83,908        74,834       60,736       45,262      24,952
   Available-for-sale                        309,616       339,770     386,218       339,097      298,888      265,056     263,908
                                          ----------    ----------  ----------    ----------     --------     --------    --------
 Earning assets                           $1,117,807    $1,046,387  $1,039,853    $  956,216     $848,268     $838,838    $816,026
 Cash and due from bank
   (non-interest bearing)                     22,856        22,161      22,166        20,650       20,434       17,030      11,906
 Other non-earning assets                     37,887        41,334      44,915        40,978       58,993       48,134      47,047
                                          ----------    ----------  ----------    ----------     --------     --------    --------
Total assets                              $1,178,550    $1,109,882  $1,106,934    $1,017,844     $927,695     $904,002    $874,979
                                          ==========    ==========  ==========    ==========     ========     ========    ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                 $  110,137    $  108,873  $  106,799    $  100,075     $ 74,261     $ 83,538    $ 72,567
   Interest bearing                          636,421       631,979     604,751       591,463      588,721      548,084     546,240
                                          ----------    ----------  ----------    ----------     --------     --------    --------
    Total deposits                           746,558       740,852     711,550       691,538      662,982      631,622     618,807
 Federal Home Loan Bank borrowings           210,500       195,500     150,500       135,500      120,500      120,500     117,000
 Other borrowings                            118,279        57,192     138,910        83,109       41,062       55,012      46,087
 Capital Securities                           28,861        28,853      28,844        28,836       18,824       20,274      20,267
                                          ----------    ----------  ----------    ----------     --------     --------    --------
Interest bearing liabilities               1,104,198     1,022,397   1,029,804       938,983      843,368      827,408     802,161
 Other Liabilities                            10,014        23,029      12,674        12,132       17,815       13,178      13,498
                                          ----------    ----------  ----------    ----------     --------     --------    --------
 Total liabilities                         1,114,212     1,045,426   1,042,478       951,115      861,183      840,586     815,659
 Total shareholders' equity                   64,338        64,456      64,456        66,729       66,512       63,416      59,320
                                          ----------    ----------  ----------    ----------     --------     --------    --------
Total liabilities and equity              $1,178,550    $1,109,882  $1,106,934    $1,017,844     $927,695     $904,002    $874,979
                                          ==========    ==========  ==========    ==========     ========     ========    ========

Other selected balances
-----------------------
 Intangible assets -- Goodwill            $      722    $    1,037  $    1,121    $    1,164     $  1,155     $  1,757    $  1,865
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                     $     (201)   $    2,615  $    3,404    $    3,665     $  3,634     $  1,643    $  (1,269)


Capital Data
(Unaudited)
                                                  2003                                              2002
                           ---------------------------------------------   ---------------------------------------------------------
                               Third     Second      First      Year-        Fourth       Third      Second      First      Year-
                              Quarter    Quarter    Quarter    to-date       Quarter     Quarter     Quarter    Quarter    to-date
                             ---------  ---------  ---------  ---------     ---------   ---------   ---------  ---------  ---------
Per common share*
-----------------
Shares outstanding:
    Average-basic           6,877,012   6,896,326   7,048,410  6,939,955    7,150,092   7,156,448   7,134,571  6,516,178  6,991,517
    Average-diluted         7,260,264   7,174,239   7,281,337  7,253,205    7,365,569   7,315,752   7,311,470  6,658,896  7,168,587
    Period-end              6,920,918   6,852,203   6,911,130  6,920,918    7,113,359   7,157,013   7,140,092  7,106,573  7,113,359
 Book value                    $ 9.30      $ 9.41      $ 9.33     $ 9.30       $ 9.38      $ 9.29      $ 8.88     $ 8.35     $ 9.38
 Tangible Book Value             9.19        9.26        9.16       9.19         9.22        9.13        8.64       8.08       9.22
Price:
     High                     $ 27.85     $ 15.23     $ 12.57    $ 27.85      $ 11.06      $ 9.67      $ 9.90     $ 9.19    $ 11.06
     Low                        14.51       12.29       10.88      10.88         9.43        7.10        8.20       7.09       7.09
     Close                      27.38       13.80       12.30      27.38        11.06        8.95        9.28       8.51      11.06


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital             $85,959     $82,843     $79,988    $85,959      $77,879      $76,071    $73,567    $71,957    $77,879
     % risk adjusted assets     12.95%      12.88%      13.24%     12.95%       14.09%       14.76%     13.97%     13.58%     14.09%
   Total capital               92,883     $89,726     $86,902    $92,883      $84,028      $82,519    $80,167    $78,606    $84,028
     % risk adjusted assets     13.99%      13.95%      14.39%     13.99%       15.20%       16.01%     15.22%     14.84%     15.20%
Tier 1 leverage ratio            7.33%       7.54%       7.31%      7.33%        7.82%        8.31%      8.23%      8.30%      7.82%
Average shareholders' equity to
   total average assets          5.30%       5.88%       6.28%      5.80%        7.00%        7.14%      6.91%      6.64%      6.93%

*Prior Period Information has been restated to reflect the 5% Stock Dividend distributed 2nd Quarter 2003.
